U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 10, 2008

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Date of Report

(Date of Earliest Event Reported)

AMERITRANS CAPITAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware                   333-63951             52-2102424

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(State or other jurisdiction of      (Commission         (I.R.S. Employee

incorporation or organization)        File No.)            I.D. Number)

747 Third Avenue, 4th Floor

New York, New York                         10017

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(Address of principal executive offices           (Zip Code)

(800) 214-1047

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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the  Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under  the Exchange Act(17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

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Items to be Included in this Report

Items 1.01 and 5.02.   Entry Into a Material Definitive  Agreement and Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ameritrans Capital Corporation (the "Company") entered into amended and restated employment agreements with each of Michael R. Feinsod and Gary C. Granoff.

The information furnished is not deemed "filed" for  purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed  incorporated by reference in any filing under the Securities Act of 1933, as amended.

A copy of the press release is attached hereto as Exhibit 99.1, a copy of Mr. Feinsod’s amended and restated employment agreement is attached hereto as Exhibit 99.2, and a copy of Mr. Granoff’s amended and restated employment agreement is attached hereto as Exhibit 99.3 and are incorporated herein by reference.

                                    SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                                           AMERITRANS CAPITAL CORPORATION

                                           By:  /s/ Michael R. Feinsod

                                              ----------------------------------

                                                Name:  Michael R. Feinsod

                                                Title: Chief Executive Officer

Dated:  October 10, 2008

Exhibit Index

Exhibit

Number                   Description

99.1                   Press Release dated October 10, 2008

99.2                 Amended and restated employment agreement with Michael Feinsod dated October 10, 2008

99.3                 Amended and restated employment agreement with Gary Granoff dated October 10, 2008